SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

18.                               SUBSEQUENT EVENTS

On January 29, 2014, certain existing shareholders of the Company entered into a definitive share purchase agreement with Cnshangquan E-Commerce Co., Ltd. (“Cnshangquan”).to sell 290,564,842 ordinary shares of the Company, representing approximately 63.7% of the issued and outstanding ordinary shares of the Company, for a total cash consideration of approximately $39 million. The transactions contemplated by the share purchase agreement will result in a change in control of the Company upon consummation. The share purchase and sale transaction is subject to the satisfaction of customary closing conditions specified in the share purchase agreement, including certain PRC government approvals.

On January 28, 2014, Rampage China, Mecox Lane, Iconix and ICL-Rampage Limited entered into a termination agreement and all parties agreed to terminate the shareholders’ agreement, the trademark assignment agreement, the loan agreement and the omnibus consignment, assumption and accession agreement originally entered in 2008,  retroactively effective as of January 26, 2014. In addition, the Rampage trademarks were assigned back to ICL-Rampage and Mecox Lane was responsible for legal fees and official fees of not over US$15,000. Mecox Lane was also granted a non-exclusive, royalty-free right and license to promote and sell products bearing the Rampage trademarks that were manufactured prior to January 26, 2014 and managing the Rampage brand in China until December 31, 2014.